Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule Of Insurance Coverage At Callaway Energy Center
The following table presents insurance coverage at Ameren Missouri’s Callaway energy center at December 31, 2012. The property coverage and the nuclear liability coverage must be renewed on April 1 and January 1, respectively, of each year.

Type and Source of Coverage	Maximum Coverages		Maximum Assessments
Public liability and nuclear worker liability:
American Nuclear Insurers	$375		$—
Pool participation	12,219	(a)	118	(b)
	$12,594	(c)	$118
Property damage:
Nuclear Electric Insurance Ltd.	$2,750	(d)	$23	(e)
Replacement power:
Nuclear Electric Insurance Ltd	$490	(f)	$9	(e)
Energy Risk Assurance Company	$64	(g)	$—

(a)	Provided through mandatory participation in an industrywide retrospective premium assessment program.

(b)
Retrospective premium under the Price-Anderson Act. This is subject to retrospective assessment with respect to a covered loss in excess of $375 million in the event of an incident at any licensed U.S. commercial reactor, payable at $17.5 million per year.

(c)
Limit of liability for each incident under the Price-Anderson Act liability provisions of the Atomic Energy Act of 1954, as amended. A company could be assessed up to $118 million per incident for each licensed reactor it operates with a maximum of $17.5 million per incident to be paid in a calendar year for each reactor. This limit is subject to change to account for the effects of inflation and changes in the number of licensed reactors.

(d)
Provides for $500 million in property damage and decontamination, excess property insurance, and premature decommissioning coverage up to $2.25 billion for losses in excess of the $500 million primary coverage.

(e)	All Nuclear Electric Insurance Ltd. insured plants could be subject to assessments should losses exceed the accumulated funds from Nuclear Electric Insurance Ltd.

(f)
Provides the replacement power cost insurance in the event of a prolonged accidental outage at our nuclear energy center. Weekly indemnity up to $4.5 million for 52 weeks, which commences after the first eight weeks of an outage, plus up to $3.6 million per week for a minimum of 71 weeks thereafter for a total not exceeding the policy limit of $490 million.

(g)
Provides the replacement power cost insurance in the event of a prolonged accidental outage at our nuclear energy center. The coverage commences after the first 52 weeks of insurance coverage from Nuclear Electric Insurance Ltd. and is for a weekly indemnity of $900,000 for 71 weeks in excess of the $3.6 million per week set forth above. Energy Risk Assurance Company is an affiliate and has reinsured this coverage with third-party insurance companies. See Note 14 - Related Party Transactions with New AER for more information on this affiliate transaction.

Schedule Of Lease Obligations
We lease various facilities, office equipment, plant equipment, and rail cars under capital and operating leases. The following table presents our lease obligations at December 31, 2012:

	Total	2013	2014	2015	2016	2017	After 5 Years

Capital lease payments(a)	$588	$32	$32	$33	$33	$33	$425
Less amount representing interest	284	27	27	27	27	27	149
Present value of minimum capital lease payments	$304	$5	$5	$6	$6	$6	$276
Operating leases(b)	138	19	14	14	14	14	63
Total lease obligations	$442	$24	$19	$20	$20	$20	$339

(a)	See Properties under Part I, Item 2, and Note 3 - Property and Plant, Net of this report for additional information.

(b)	Amounts related to certain land-related leases have indefinite payment periods. The annual obligation of $2 million for these items is included in the 2013 through 2017 columns, respectively.

Schedule Of Estimated Purchased Commitments
The table below presents our estimated fuel, purchased power, and other commitments at December 31, 2012. Ameren’s purchased power obligations include Ameren Missouri's 102-megawatt power purchase agreement with a wind farm operator that expires in 2024 and the Ameren Illinois power purchase agreements entered into as part of the IPA-administered power procurement process. Included in the Other column are minimum purchase commitments under contracts for equipment, design and construction, and meter reading services at December 31, 2012, obligations related to IEIMA for Ameren Illinois, and obligations related to energy efficiency programs under the MEEIA as approved by the MoPSC's December 2012 electric rate order for Ameren Missouri. The order provides that, beginning in 2013, Ameren Missouri will invest approximately $147 million over three years for energy efficiency programs. See Note 2 - Rate and Regulatory Matters for additional information about the IEIMA and MEEIA.

	Coal	Natural Gas	Nuclear Fuel	Purchased Power(a)	Methane Gas	Other	Total

2013	$620	$327	$36	$421	$3	$156	$1,563
2014	625	249	89	309	3	159	1,434
2015	614	136	87	164	4	117	1,122
2016	644	54	95	78	4	62	937
2017	676	34	78	55	5	50	898
Thereafter	245	105	277	687	99	246	1,659
Total	$3,424	$905	$662	$1,714	$118	$790	$7,613

(a)
The purchased power amounts includes Ameren Illinois' 20-year agreements for renewable energy credits that were entered into in December 2010 with various renewable energy suppliers. The agreements contain a provision that allows Ameren Illinois to reduce the quantity purchased in the event that Ameren Illinois would not be able to recover the costs associated with the renewable energy credits.

Schedule Of Estimated Capital Costs To Comply With Existing And Known Emissions Related Regulations
Continuing Operations:

	2013	2014 - 2017			2018 - 2022			Total
AMO(a)	$105	$215	-	$260	$795	-	$975	$1,115	-	$1,340

(a)	Ameren Missouri’s expenditures are expected to be recoverable from ratepayers.
Discontinued Operations:

	2013	2014 - 2017			2018 - 2022			Total
Genco(a)	$30	$100	-	$125	$220	-	$270	$350	-	$425
AERG	5	20	-	25	20	-	25	45	-	55
Total(b)	$35	$120	-	$150	$240	-	$295	$395	-	$480

(a)	Includes estimated costs of approximately $20 million annually, excluding capitalized interest, from 2013 through 2017 for the construction of two scrubbers at the Newton energy center.

(b)	Assumes the Merchant Generation facilities are owned by Ameren.

	2013	2014 - 2017			2018 - 2022			Total
Genco(a)	$30	$100	-	$125	$220	-	$270	$350	-	$425
AERG	5	20	-	25	20	-	25	45	-	55
Total(b)	$35	$120	-	$150	$240	-	$295	$395	-	$480

(a)	Includes estimated costs of approximately $20 million annually, excluding capitalized interest, from 2013 through 2017 for the construction of two scrubbers at the Newton energy center.

(b)	Assumes the Merchant Generation facilities are owned by Ameren.

Schedule Of Estimated Obligations For Manufactured Gas Plant Remediation
The following table presents, as of December 31, 2012, the estimated probable obligation to remediate these former MGP sites.

Estimate		Recorded Liability(a)
Low	High
$257	$339	$257

(a)	Recorded liability represents the estimated minimum probable obligations, as no other amount within the range provided a better estimate.

Schedule Of Asbestos-Related Litigation Pending Lawsuits
The following table presents the pending asbestos-related lawsuits filed against the Ameren Companies as of December 31, 2012:

Ameren	Ameren Missouri	Ameren Illinois	Total(a)
4	74	96	121

(a)	Total does not equal the sum of the subsidiary unit lawsuits because some of the lawsuits name multiple Ameren entities as defendants.